                                                                EXHIBIT 10.08(t)


Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

PROJECT TITLE: List Administration/Distribution


             SCHEDULE NUMBER "X34-001-97"/AGREEMENT NO - 9700050785

                                    U S WEST
                    LIST ADMINISTRATION/DISTRIBUTION PROJECT
                          (CLIMATE ENHANCEMENT PROJECT)

This Schedule Number "34-001-97", effective October 10, 1997 issued pursuant to the General Terms and Conditions of Agreement No. 9700050785 dated June 30, 1997 between U S WEST and Carnegie Group, Inc. ("CGI") including the Special Provisions Module - Software License and Services dated June 30, 1997 (collectively, the "Agreement") and is made a part thereto.

This Schedule contains the following sections:

         1.       Project Description

         2.       Schedule, Statement of Work and Deliverables

         3.       Projected Cost

This Schedule specifically overrides the terms and conditions of the Agreement pursuant to "Exceptions/Definitions to the Agreement" in section 1.3 below. In the event that such section 1.3 conflicts with the provisions of the Agreement, the terms of section 1.3 shall control for purposes of this Schedule only.

In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       PROJECT DESCRIPTION

1.1      INTRODUCTION

This Schedule covers the services and deliverables to be provided by Carnegie Group, Inc. for U S WEST in support of the LIST ADMINISTRATION/DISTRIBUTION project. The work to be provided by CGI represents a new effort between the parties.

1.2      OVERVIEW

This section provides a high level system overview for the List
Administration/Distribution project. It defines the overall system components of the proposed system. Carnegie Group will be working with U S WEST by providing development services in support of U S WEST's CLIMATE software and related systems solution under U S WEST direction.


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Schedule Number ______               Carnegie Group, Inc. and U S West                            10/10/97
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PROJECT TITLE: List Administration/Distribution



As defined by the users, three major functions of the List
Administration/Distribution project include:
o List Management and Administration
o List Distribution
o Reports


LIST MANAGEMENT & ADMINISTRATION
This will be the point and click based system. This will be used for management of the generated list. This module will provide:

o Current user list associated by sales code in each offices
o Flexibility to list data by various factors
o Call lists could include any of the following:
         o Telephone number
         o Credit Class
         o Originating Sales Code
         o Product
         o Product information
         o Contract USOC charges
         o Expiration Date
         o Average Toll
         o Accumulative Toll
         o Customer quality checks

LIST DISTRIBUTION
The List Distribution system will be used for manually distributing the calls to various clients. After the list has been generated, this module will provide capability to:
o distribute call list
o run multiple lists simultaneously
o distribute calls between all of the listed locations and selected agents
o status the system, at any time, to check list(s) point of completion

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PROJECT TITLE: List Administration/Distribution




REPORTS
Various types of reports will be required for the List Administration/ Distribution project. The reports can be generated daily, monthly or both. Reports can be pulled from a remote location for all offices. Ability to customize report requests are also needed. These reports include:

o Post Installation Verification Performance Report.
         o This report provides various call counts by each office. These call counts include Scheduled,
           Completed, Rescheduled, Follow-up, Missed Commitment etc.
         o This report also provides call counts by various product types
o Basic and Summary Reports at all levels, depicting product sold by individual sales code or office
o Summary Report on agents and/or offices performance
o Call Outcome Report listing order placed, order number, TN, due-date.
o Due Date Missed Report tracking due dates missed and refer to appropriate department
o Agent Sales Code Changes Report.


SYSTEM OVERVIEW

Figure 1 provides an overview of the List Administration/Distribution System. It contains 2 major subsystems, namely:
o Marketing System - for list generation, management and administration
o Host/PACT System - for providing customer/sale related information.

Host system, such as CRIS/CDW can provide the customer and order related information to marketing system. PACT or SCATS system can provide sales code related information to marketing system. Marketing system can use the information to generate various lists. The list can be generated using various factors, such as Customer Credit Class, Originating Sales Code, Product related information, Expiration Date, Customer quality checks etc. Marketing system can be used for providing all required reports.


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PROJECT TITLE: List Administration/Distribution


[GRAPHIC OMITTED]

         FIGURE 1: LIST ADMINISTRATION/DISTRIBUTION - SYSTEM OVERVIEW

1.3      EXCEPTIONS/DEFINITIONS TO THE AGREEMENT

The following exceptions and definitions apply to this Schedule:

I. Special Rampdown provisions: Notwithstanding subsection 21.2 of the Agreement, Customer shall be responsible for continued funding of the current CGI project resources at the time of termination for a period of two (2) weeks.

II. Services Warranty terms: CGI will warrant the final Purchases (LIST ADMINISTRATION/DISTRIBUTION PROJECT SOFTWARE DELIVERABLES) for a period of ninety (90) days from final Acceptance in accordance with the terms of section 5 of the Agreement. This warranty does not include correction of Errors in the CLIMATE sfotware code which are traceable to any portion of such code other than the LIST ADMINISTRATION/ DISTRIBUTION PROJECT SOFTWARE DELIVERABLES.

III. Acceptance terms: U S WEST shall test the List Administration/ Distribution project software delivered hereunder according to the Acceptance Test(s) agreed upon by both U S WEST and CGI.

         A. The CGI project manager assigned to this LIST ADMINISTRATION/ DISTRIBUTION PROJECT has exclusive control of and over the CGI resources on the project, including but not limited

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PROJECT TITLE: List Administration/Distribution


                  to responsibility for staff assignment, project team makeup, and transition of CGI resources either onto or from a project. U S WEST may request the CGI project manager to make changes relating to the CGI resources. CGI will respond with consent or an objection to consent and reasons why consent will be withheld; consent will not be unreasonably withheld.

         B. The CGI project manager and the U S WEST project manager have the authority to mutually agree on the location, either at a U S WEST site or CGI site, where each CGI resource may work during the project, including an associated period of time, based on not compromising the schedule and deliverables set forth in this Schedule.

IV.      Review of the Schedule

         A. The parties agree that the U S WEST team leader, the U S WEST project manager and the CGI project manager will meet within the first week after the effective date of this Schedule to review the details of this Schedule, including but not limited to the Exceptions to the Agreement provided above ("Review").

                  The Review will occur more than once should a new U S WEST team leader, U S WEST project manager or CGI project manager be assigned by U S WEST or CGI respectively to the LIST ADMINISTRATION/DISTRIBUTION PROJECT after the initial Review, unless as otherwise mutually agreed by the parties.

1.4 CGI ROLES AND RESPONSIBILITIES The following activities are to be performed by CGI:

         o Develop an overall project schedule for this effort based on joint CGI/U S WEST input.

         o Provide project management for the CGI software development team.

         o Create weekly status reports documenting project progress.

         o Conduct all software development processes, listed in the deliverable section, required to achieve project deliverables and schedule.

         o Provide all document and software deliverables listed in the deliverable section.

         o Provide knowledge transfer to U S WEST for maintenance, training, and ongoing support as requested.

         o Support U S WEST in all phases of installation and testing.

U S WEST Roles and Responsibilities

         The following activities are to be performed by U S WEST:


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PROJECT TITLE: List Administration/Distribution



o  Provide subject matter expertise on this LIST ADMINISTRATION/
   DISTRIBUTION PROJECT relative to the CLIMATE system and the client needs stated in the project requirements.

o Acquire and install all test and production software and hardware to be used for testing and deployment.

o Acquire and install all development software and hardware to be used for project development.

o Provide system administration and database administration required for project testing and deployment.

o Specify any required documentation standards and formats that CGI is required to follow for project deliverables.

o Provide project management and appropriate project sponsorship support to aid CGI in gaining access to either IT or end user organizations, containing appropriate expertise.

o  Review and either sign-off or provide comments on all CGI deliverables.

o  Manage scope and expectations with end user clients.

o Conduct system and acceptance testing on U S WEST's production platform after the software is delivered to U S WEST.

o  Conduct all required end user training for using the LIST
   ADMINISTRATION/DISTRIBUTION PROJECT system.


Joint CGI/U S WEST Roles and Responsibilities

         CGI and U S WEST are jointly responsible for the following activities:

         o Hold periodic status meetings where schedule, progress, plans, and issues are presented and action items are assigned for resolution.

         o Meet with U S WEST subject matter experts for such meetings as requirements gathering and knowledge acquisition.

         o Follow all project change management procedures as directed by either party.

         o Define and document the success criteria for the project in a timely manner.

         o Participate in U S WEST project review meetings including architecture reviews and operational readiness reviews.


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PROJECT TITLE: List Administration/Distribution



1.7      SCOPE

Please refer to section 1.2 for project scope. This is joint U S WEST and CGI project. CGI is supplementing the team with two Engineer developers and one half time Project Manager. The scope of the project is to provide the three major functions of the List Administration/Distribution project which are:

o        List Management and Administration
o        List Distribution
o        Reports

1.8      DELIVERABLES

Deliverables are provided in Section 2.3 below. Due to the joint responsibilities between U S WEST and CGI, successful delivery of the software solution will be shared by both U S WEST and CGI.

1.9      SUMMARY

The services and deliverables provided hereunder covers efforts to be performed from October 13, 1997 through January 13, 1998.


2.       SCHEDULE, STATEMENT OF WORK AND DELIVERABLES

2.1      TASKS, SCHEDULE, AND DELIVERABLES.

This section lists proposed changes which will be needed in the CLIMATE system in order to run the List Administration application.


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                                      EXISTING CLIMATE CAPABILITY          CLIMATE ENHANCEMENTS
                                      (H&PS)                               (SBG)
------------------------------------  ------------------------------------ ------------------------------------
DATABASE (STRUCTURES)                 Everything                            Add Customer Quality
                                                                            Checkpoints
------------------------------------  ------------------------------------ ------------------------------------
DATABASE (DATA)                       Everything exists for H&PS            Reuse same extract programs to
                                                                            populate following H&PS data:
                                                                            o   Contract USOC Charges
                                                                            o   Average Toll
                                                                            o   Accumulative Toll
                                                                            o   Customer Quality Checks
                                                                            o   Agent Sales Code History
------------------------------------  ------------------------------------ ------------------------------------
PROCESSING LAYER                      o   List Creation                     o   Sub List Creation
                                      o   List Distribution                 o   Sub List Assignment
                                      o   Query List                        o   Adjust for Response flow
                                      o   Multiple Lists
---------------------------------------------------------------------------------------------------------------
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PROJECT TITLE: List Administration/Distribution



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
PRESENTATION                          o   View List                         o   View Master List
                                      o   Assign Sub list                   o   Form Sub list
                                      o   Sort List by Search Criteria      o   Assign Sub list to
                                      o   Ability to load SubList               Office/Sales Agent
                                                                            o   Update List Status
-----------------------------------  ------------------------------------- ------------------------------------
REPORTS                                                                     o   Post Installation Verification
                                                                            o   Summary Office Performance
                                                                            o   Due Date Report
                                                                            o   Agent Sales Code Changes

------------------------------------  ------------------------------------ ------------------------------------
ADMINISTRATION                        o   Database Security                 o   Install Software on PC
                                      o   Application Security              o   Access to Server
                                                                            o   Training
                                                                            o   Capacity
---------------------------------------------------------------------------------------------------------------
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2.2 ASSUMPTIONS
The above tasks, schedules and deliverables were developed based on the following assumptions.

         1. The schedule is based on a project start date of October 13, 1997. Delays in this start date may impact the delivery date of one or more Deliverables.

         2. The work estimates are based on CGI Methodology and past experience. CGI will continuously monitor the status and notify U S WEST of any issues or risk situations which may impact the delivery date.

         3.       CGI has timely access to U S WEST personnel (i.e. SMEs).

         4. U S WEST to provide a sponsor and project manager to act as the liaison between the U S WEST project team and the CGI project team.

         5. Weekly status reports and meetings to be held between the U S WEST project manager and the CGI project manager to measure progress against the workplan. Any known issues and risks are also discussed and raised to the next level if not resolved.

         6. U S WEST to provide facilities, computer equipment, software, etc., as requested by CGI.

         7. Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date of one or more Deliverables.

         8. Change requests to be submitted using the CGI change process for analysis to provide estimates, costs, and impact on current deliverables. Signed approval in compliance with RPP 1001 is required before implementation of any change requests.


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PROJECT TITLE: List Administration/Distribution



2.3      DELIVERABLES

Project deliverables are included in the table below. U S WEST will provide a systems solution for the LIST ADMINISTRATION/DISTRIBUTION project. CGI as members of a U S WEST/CGI team, will provide systems solution consulting to U S WEST, software development services and project management of the CGI team. As such, no identifiable segment of the List Administration/Distribution solution can be detailed as purely a CGI responsibility, but a shared responsibility with U S WEST.

A copy of the deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.


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MILESTONE                   DURATION (FROM START OF PROJECT)             DELIVERABLES
--------------------------- -------------------------------------------- ------------------------------------
Milestone 1                 Week 0                                       Obtain Funding
--------------------------- -------------------------------------------- ------------------------------------
Milestone 2                 Week 2                                       Mock up screens & design document
--------------------------- -------------------------------------------- ------------------------------------
Milestone 3                 Week 7                                       Alpha Software
--------------------------- -------------------------------------------- ------------------------------------
Milestone 4                 Week 9                                       Beta Software
--------------------------- -------------------------------------------- ------------------------------------
Milestone 5                 Week 10                                      User Acceptance & Training
-------------------------------------------------------------------------------------------------------------
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PROJECT TITLE: List Administration/Distribution


3.     PROJECTED COST

The total cost of the work net of discounts shall not exceed [        ] based on
estimated time and material expenses. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

This Schedule does not represent a follow-on effort or a change order effort..

Estimated costs with applicable discounts for the project are provided below:



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--------------------------------------------------------------------------------------------------------------
                 ITEMIZATION OF COSTS                                           AMOUNT

------------------------------------------------------  ------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                             [              ]


LESS MINIMUM DISCOUNT AND ANY PROJECT                                       [              ]
VOLUME DISCOUNT


------------------------------------------------------  ------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                  [              ]

------------------------------------------------------  ------------------------------------------------------
CGI/THIRD PARTY LICENSE FEES                                                       0

------------------------------------------------------  ------------------------------------------------------
TRAVEL EXPENSES AND OTHER PASS-THROUGH EXPENSES                                   TBD


------------------------------------------------------  ------------------------------------------------------
TOTAL SCHEDULE ESTIMATED PRICE                                              [             ]

--------------------------------------------------------------------------------------------------------------

Estimated hours are as follows:


--------------------------------------------------------------------------------------------------------------
                       CATEGORY                                             ESTIMATED HOURS

--------------------------------------------------------------------------------------------------------------
Manager(s)                                                                  [             ]

Business Consultant(s)

Engineer(s)                                                                 [             ]

Technical Writer(s)

------------------------------------------------------  ------------------------------------------------------
TOTAL HOURS                                                                 [             ]

------------------------------------------------------  ------------------------------------------------------
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IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Schedule in duplicate by their respective authorized representatives.


CARNEGIE GROUP, INC.                                 U S WEST

BY: /S/ BRUCE RUSSELL                                BY: /S/ BARBARA IRWIN
   -----------------------                              ------------------------
NAME:   BRUCE RUSSELL                                NAME:   BARBARA IRWIN
     ---------------------                                ----------------------
          (printed)                                             (printed)
TITLE:  EVP/COO                                      TITLE:  SR. DIRECTOR
      --------------------                                 ---------------------
DATE:   10/23/97                                     DATE:   10/13/97
     ---------------------                                ----------------------

                                                     U S WEST BRI

                                                     BY: /S/ SHERYL SWAYZE
                                                        ------------------------
                                                     NAME:   SHERYL SWAYZE
                                                          ----------------------
                                                                (printed)
                                                     TITLE:  COMMODITY MANAGER
                                                           ---------------------
                                                     DATE:   10/20/97
                                                          ----------------------















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